SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2003

                                    _________


                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Colorado                    0-25312                  84-1286576

      (State or other       (Commission file number)       (I.R.S. employer
      jurisdiction of                                    identification no.)
     incorporation or
       organization)

    15 Old Danbury Road
         Suite 203                                              06897
        Wilton, CT                                            (Zip code)
   (Address of principal
    executive offices)



      Registrant's telephone number, including area code: (203) 762-2499

                       Startech Environmental Corporation
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Items 1 and 5. ...........................................................3

Item 7.  .................................................................3

Signature ................................................................4




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


Items 1 and 5

      On July 18, 2003, Startech Environmental Corporation, a Colorado corporation, issued a press release announcing the resignation of all members of the Board of Directors of Startech, other than Joseph F. Longo, and an investment of $1.6 million from Northshore Asset Management, LLC, an investment management group, in exchange for 2,133,333 shares of common stock, no par value, pursuant to the terms of a Stock Purchase and Registration Rights Agreement dated as of July 18, 2003. A copy of Startech's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein

Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated July 18, 2003, entitled "Startech Environmental Corporation (OTC:BB "STHK") announces $1,600,000 Private Placement and Resignation of Members of the Board of Directors."






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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Startech Environmental Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2003

                                 Startech Environmental Corporation



                                 By: /s/ Joseph F. Longo
                                    -----------------------------
                                    Joseph F. Longo
                                    Chief Operating Officer








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